LCM INTERNET GROWTH FUND, INC.

                             A MARYLAND CORPORATION

                                 ANNUAL REPORT
                                 MARCH 31, 2002

                               223 W. LAKE STREET
                            CHICAGO, ILLINOIS 60606
                                  312-705-3028

                AS OF MARCH 31, 2002 THE ISSUER HAD OUTSTANDING
               2,602,847 SHARES OF COMMON STOCK ($0.01 PAR VALUE)

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----

I.    Letter to Shareholders                                        3

II.   Abbreviated Table of Investment Results                       4

III.  Fund Description                                              5

IV.   Investment Objective and Strategy                             5

V.    Risk Factors and Website                                      6

VI.   Schedule of Investments                                      7-10

VII.  Statement of Assets and Liabilities                           11

VIII. Statement of Operations                                       12

IX.   Statement of Changes in Net Assets                            13

X.    Financial Highlights                                          14

XI.   Notes to Financial Statements                               15-19

XII.  Report of Independent Accountants                             20

XIII. Top Twenty-Five Equity Positions                              21

XIV.  Portfolio Allocation Graphs                                   22

XV.   Supplemental Information                                    23-24

XVI.  Frequently Asked Questions                                    25

XVII. Board and Officers                                            26

                             LETTER TO SHAREHOLDERS

Dear Shareholders:

The good news is that the Technology Sector has done a yeoman's job of decreasing expenses, redefining corporate directions and improving overall operating efficiencies. This precedes the near invisible "Capital Expenditures" spending and the revenue generating side of the Profit & Loss Statement for most technology sector companies. The excess inventory issues are being resolved and the major concern continues to be the inability of company management to generate the confidence necessary to commit to "spending" for the future. This ripple effect of spending cutbacks has severely impacted nearly every aspect of technology spending but should also resolve itself with an improving economy. The question continues to be when and what sectors will lead that improvement.

The overhang on the accounting concerns continues to drill down deeper in other companies and leaves the investment community afraid to open the financial papers in the morning. It will take a lot of confidence rebuilding to repair the damage that has been done. In short, there is a "credibility" gap that needs to be healed within the financial industry. We believe over time this will be achieved and will eventually improve the quality of information available to make investing decisions.

Our economy prides itself on increasing productivity and therefore we still believe that the technology sector will not only improve, it will be back with a vengeance. We believe there will still be companies who will continue to be leaders in innovation and improving productivity, and consequently attractive investments.

Some of the good news is that the few companies relying solely on consumer Internet usage, such as Ebay, have shown impressive growth. Ebay has seen its revenues increase from $5.7 million in 1997 to $748 million in 2001, with $245 million in revenues and $47 million in net income in 1Q02 alone. There is no doubt that the Internet today plays a more important role in the public's business and personal life than when the Fund debuted in October 1999.

We can't predict when the current IT spending cycle will improve as uncertainty appears to be the predominant business sentiment among many IT CEOs, with major players like Microsoft ($39 billion) and Cisco ($9 billion) maintaining high cash/short term investment positions. This uncertainty has driven IT stocks even lower, with companies such as AOL, Cisco, Sun Microsystems and Yahoo down an average of 85% from their highs. Others like MarchFirst and Global Crossing have filed for bankruptcy, while stalwarts Lucent, Nortel, Worldcom and Qwest have seen their financials deteriorate to the point where rating agencies have lowered their debt to junk status. We believe that the cost effectiveness of using the Internet for business will continue the growth cycle of the Internet and will eventually bring back the confidence necessary to spur IT spending.

Unfortunately, the sell-off in IT stocks has affected every holding the Fund has owned over the last year and has had a dramatic effect on the Fund's net assets. While IT spending has yet to pick up, we are seeing noticeable improvement in the operating results of many IT companies as a result of early cost cutting. While many companies may not survive the weak spending environment, we believe those that do will be positioned for significant upside when spending moves back toward the norm.

Michael Grady, Jr.
President

                    ABBREVIATED TABLE OF INVESTMENT RESULTS

FOR YEAR ENDED MARCH 31, 2002

LCM INTERNET GROWTH FUND - NAV
                                                                    TOTAL
                                                                    RETURN
    NAV         ONE       THREE     SIX     CALENDAR     ONE         FROM
  RETURNS1     MONTH     MONTHS   MONTHS       YTD      YEAR    INCEPTION 2,4
       <F1>                                                           <F2><F4>
               6.86%     -5.22%   38.56%     -5.22%    -6.65%      -60.75%

LCM INTERNET GROWTH FUND - MARKET VALUE
                                                                    TOTAL
                                                                    RETURN
   MARKET       ONE       THREE     SIX     CALENDAR     ONE         FROM
  RETURNS1     MONTH     MONTHS   MONTHS       YTD      YEAR      INCEPTION3
       <F1>                                                              <F3>
               9.09%     -3.85%   42.86%     -3.85%    -2.06%      -65.76%

PER SHARE DATA
                       March 31, 2002    March 31, 2001    Inception Date
                       --------------    --------------    --------------
Market Price               $3.00             $3.33          $10.003<F3>
Net Asset Value            $3.27             $3.77           $9.354<F4>

1<F1>   Returns for periods of less than one year are not annualized.
2<F2> Includes net gains from IPOs. There can be no assurance that the Fund will continue to have access to IPOs or that any such investments in the future will be profitable for the Fund.
3<F3> The Inception Date is October 26, 1999, the day the Fund first traded on AMEX.
4<F4> The Inception Date is October 29, 1999, the day the Fund's initial public offering closed.

Investors should be aware that the information contained in this page is historical data and that past performance is not indicative of future investment results. Shares, when sold, may be worth more or less than their original cost.

                                FUND DESCRIPTION

The Fund was organized on August 24, 1998 as a corporation under the laws of the State of Maryland. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. LCM Capital Management, Inc. ("LCMCM"), a registered investment advisor, is the Fund's Investment Advisor. As of March 31, 2002, there were 2,602,847 shares of the Fund's common stock issued and outstanding.

                       INVESTMENT OBJECTIVE AND STRATEGY

The Fund's investment objective is to seek capital appreciation through investment in a portfolio consisting primarily of equity securities issued by companies that LCMCM believes will benefit from growth of the Internet. Equity securities are defined to include common stocks, securities convertible into common stocks, such as convertible preferred stocks, bonds, notes and debentures, and American Depository Receipts ("ADRs"). Current income is not an investment consideration. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a majority of the Fund's outstanding voting securities.

Under normal market conditions, at least 65% of the Fund's total assets are invested in the equity securities of companies that engage in Internet and Internet-related activities. Under favorable market conditions, the Fund typically is substantially fully invested in such securities. The Fund may hold a small portion of its assets (generally not more than 10%) in U.S. government securities, money market securities and cash to meet ordinary daily cash needs. Under unusual circumstances, as a defensive technique, the Fund may retain a larger portion of the cash and/or invest more assets in U.S. government securities and/or money market securities deemed by LCMCM to be consistent with a temporary defensive posture. To the extent the Fund engages in temporary investment strategies, the Fund may not achieve its investment objective.

In order to assess Internet-related opportunities for the Fund, LCMCM has divided the Internet into three major areas consisting of sectors and further broken down to sub-sectors. The three major areas are Infrastructure, Content and E-commerce. Infrastructure refers to the basic connections, networks and computer and server hardware necessary to convey information from point A to point B. Content includes those sites, services, software and applications necessary to facilitate user access to information and/or services on the web. E-commerce is the structure necessary to conduct business-to-business, consumer-to-business and government-to-business transactions.

LCMCM closely monitors the Internet and Technology industries for emerging and obsolete sub-sectors. Within each sub-sector, LCMCM evaluates the companies vying for leadership positions. Generally, such leaders are added to the Fund's holdings. LCMCM recognizes that these leaders will not remain static and continually evaluates the leadership changes.

Generally, at least 85% of the Fund's Internet-related equity investments will be divided among the leaders LCMCM has identified. As the leaders change, the Fund's investments may be rebalanced to reflect the change. Such rebalancing increases the Fund's transactional expenses and portfolio turnover. The Fund may invest up to the remaining 15% of its equity investments in special situations, generally in private companies with cutting-edge technology.

                                  RISK FACTORS

An investment in shares of the Fund involves a number of risks. As a result, there can be no assurance that the Fund will achieve its investment objective. Due to the risks inherent in the securities in which the Fund invests, the Fund should not be considered a complete investment program. You should consider the following risk factors in evaluating an investment in shares of the Fund.

Volatility of Investments  The market prices of the securities in which the Fund
-------------------------
invests are highly volatile and are subject to wide fluctuations, which may result in similar fluctuations in the net asset value of the Fund's stock.

Concentration in the Technology Sector  The net asset value of the Fund's shares
--------------------------------------
is especially influenced by factors specific to the information technology industry and may fluctuate more than the value of shares in a portfolio investing in a broader range of industries.

Investments in Smaller Companies and/or Illiquid Securities  Because the
-----------------------------------------------------------
Internet is a relatively new development, many of the companies in which the Fund invests are small with little prior operating history, and certain of these companies may have securities that are thinly traded, restricted as to resale or are otherwise highly illiquid.

Discount from Net Asset Value  Shares of closed-end management investment
-----------------------------
companies frequently trade at a discount to their net asset value. Investors should be aware that the discount (or premium) to net asset value can fluctuate significantly.

Initial Public Offerings  From time to time, the Fund invests in companies at
------------------------
the initial public offering stage. The Fund has no assurance that it will continue to have access to such investments, or that any such investments will be profitable for the Fund. From time to time, the Fund may pay a higher commission rate to brokers that have provided the Fund with access to initial public offerings.

For a more complete discussion of the Fund's risk factors, please see the Fund's initial public offering prospectus.

                                WWW.LCMFUNDS.COM

Shareholders can get updates on the Fund's net asset value and stock price at the Fund's website, www.lcmfunds.com. Investors will also find links to the Fund's quarterly, semi-annual and annual reports, as well as press releases issued by the Fund.

                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2002

  SHARES                                                               VALUE
  ------                                                               -----
               COMMON STOCKS - 74.5%**<F6>

               COMPUTERS AND ELECTRONICS - 6.3%**<F6>
     10,000    Advanced Digital Information Corporation*<F5>        $  130,100
     24,400    Digital Fusion, Inc.*<F5>                                29,036
      6,000    M-Systems Flash Disk Pioneers Ltd.*<F5> f<F7>            55,920
      8,400    SanDisk Corporation*<F5>                                182,280
      8,000    Silicon Storage Technology, Inc.*<F5>                    84,400
      6,000    Sun Microsystems, Inc.*<F5>                              52,920
                                                                    ----------
                                                                       534,656
                                                                    ----------

               E-COMMERCE - 8.8%**<F6>
     10,000    CheckFree Corp.*<F5>                                    153,300
     41,000    Digitas, Inc.*<F5>                                      224,680
      3,200    eBay, Inc.*<F5>                                         181,248
        200    PayPal, Inc.*<F5>                                         3,810
     12,000    PurchasePro.com, Inc.*<F5>                                7,920
      1,900    Sabre Holdings Corporation*<F5>                          88,749
      2,600    TMP Worldwide Inc.*<F5>                                  89,622
                                                                    ----------
                                                                       749,329
                                                                    ----------

               FIBER OPTICS - 1.8%**<F6>
     15,000    Finisar Corporation*<F5>                                115,500
     14,400    Optical Communication Products, Inc.*<F5>                40,464
                                                                    ----------
                                                                       155,964
                                                                    ----------

               INTERNET CONTENT - 9.2%**<F6>
      9,100    AOL Time Warner Inc.*<F5>                               215,215
      6,900    DoubleClick Inc.*<F5>                                    82,731
     40,000    InfoSpace, Inc.*<F5>                                     60,800
     13,100    Liberty Media Corporation Class A*<F5>                  165,584
     14,000    Yahoo! Inc.*<F5>                                        258,580
                                                                    ----------
                                                                       782,910
                                                                    ----------

               NETWORKING PRODUCTS - 4.4%**<F6>
      4,700    Brocade Communications Systems, Inc.*<F5>               126,900
      5,000    Cisco Systems, Inc.*<F5>                                 84,650
      5,000    Emulex Corporation*<F5>                                 164,650
                                                                    ----------
                                                                       376,200
                                                                    ----------

               NETWORK SECURITY - 0.2%**<F6>
     20,500    V-ONE Corporation*<F5>                                   16,400
                                                                    ----------

               SEMICONDUCTORS - 14.2%**<F6>
      7,000    Applied Micro Circuits Corporation*<F5>                  56,000
     10,000    Atmel Corporation*<F5>                                  101,400
     10,300    Cirrus Logic, Inc.*<F5>                                 194,361
     10,000    Cree, Inc.*<F5>                                         136,300
     10,000    GlobeSpan, Inc.*<F5>                                    149,200
     10,300    Intersil Corporation*<F5>                               292,005
      7,000    Texas Instruments,  Inc.                                231,700
      4,500    Vitesse Semiconductor Corporation*<F5>                   44,100
                                                                    ----------
                                                                     1,205,066
                                                                    ----------

              SOFTWARE - 22.7%**<F6>
      4,600    BEA Systems, Inc.*<F5>                                   63,066
      5,600    Citrix Systems, Inc.*<F5>                                96,768
     43,490    GraphOn Corporation*<F5>                                 12,177
     13,000    i2 Technologies, Inc.*<F5>                               65,780
     10,000    Manugistics Group, Inc.*<F5>                            214,800
     10,000    McDATA Corporation Class B*<F5>                         121,000
      2,700    Mercury Interactive Corporation*<F5>                    101,655
      4,000    Microsoft Corporation*<F5>                              241,240
     12,300    Mircomuse Inc.*<F5>                                     107,748
     17,844    Oracle Corporation*<F5>                                 228,403
      3,000    PeopleSoft, Inc.*<F5>                                   109,590
     35,000    Portal Software, Inc.*<F5>                               66,850
      6,500    Rational Software Corporation*<F5>                      102,895
      4,000    Siebel Systems, Inc*<F5>                                130,440
     12,500    TIBCO Software Inc.*<F5>                                147,000
     75,000    Tucows Inc.*<F5>                                         29,250
      2,000    VERITAS Software Corporation*<F5>                        87,660
                                                                    ----------
                                                                     1,926,322
                                                                    ----------

               TELECOMMUNICATION EQUIPMENT - 3.6%**<F6>
     22,684    ADC Telecommunications, Inc.*<F5>                        92,324
     13,000    Nortel Networks Corporation f<F7>                        58,370
      6,000    Tekelec*<F5>                                             68,760
     25,600    WJ Communications, Inc.*<F5>                             83,456
                                                                    ----------
                                                                       302,910
                                                                    ----------

               TELECOMMUNICATION SERVICES - 2.8%**<F6>
     10,000    AT&T Wireless Services Inc.*<F5>                         89,500
     65,900    o2wireless Solutions, Inc.*<F5>                          59,310
      4,000    Qwest Communications International, Inc.                 32,880
     10,000    Wireless Facilities, Inc.*<F5>                           60,000
                                                                    ----------
                                                                       241,690
                                                                    ----------

               WIRELESS EQUIPMENT - 0.5%**<F6>
     18,896    Proxim, Inc.*<F5>                                        45,350
                                                                    ----------

               TOTAL COMMON STOCKS (Cost $9,136,440)                 6,394,797
                                                                    ----------

        CONTRACTS
(100 SHARES PER CONTRACT)
-------------------------
               CALL OPTIONS PURCHASED - 2.5%**<F6>

        820    NASDAQ 100 Index
                 Expiration April 20, 2002
                 Exercise Price $35.00                                 151,700
        200    Broadband HOLDRs Trust
                 Expiration May 10, 2002
                 Exercise Price $10.00                                  58,000
                                                                    ----------

               TOTAL CALL OPTIONS (Cost $194,060)                      209,700
                                                                    ----------

  SHARES
  ------
               WARRANTS - 0.0%**<F6>

      7,500    IBS Interactive, Inc. I<F8> v<F9>
                 Expiration March 14, 2003
                 Exercise Price $13.75                                   3,075
                                                                    ----------

               TOTAL WARRANTS (Cost $18,000)                             3,075
                                                                    ----------

  PRINCIPAL
AMOUNT/SHARES
-------------
               SHORT-TERM INVESTMENTS - 30.8%**<F6>

               INVESTMENT COMPANY - 2.6%**<F6>
 $  224,845    First American Treasury Obligations Fund                224,845
                                                                    ----------

               U.S. TREASURY BILLS - 24.8%**<F6>
    770,000    1.665%, Maturing 04/11/02                               769,641
  1,340,000    1.750%, Maturing 04/25/02                             1,338,482
                                                                    ----------

               TOTAL U.S. TREASURY BILLS                             2,108,123
                                                                    ----------
               VARIABLE RATE DEMAND NOTES - 3.4%**<F6> d<F10>
     34,746    American Family Demand Note, 1.503%                      34,746
    173,301    Wisconsin Corporate Central Credit Union, 1.579%        173,301
     80,817    Wisconsin Electric Power Company, 1.503%                 80,817
                                                                    ----------

               TOTAL VARIABLE RATE DEMAND NOTES                        288,864
                                                                    ----------

               TOTAL SHORT-TERM INVESTMENTS (Cost $2,621,832)        2,621,832
                                                                    ----------

               TOTAL INVESTMENTS (Cost $11,970,332)                 $9,171,404
                                                                    ----------
                                                                    ----------

 *<F5>  Non-income producing security
**<F6> Computed as a percentage of net assets f<F7> U.S. security of foreign company i<F8> Illiquid security v<F9> Fair valued security
d<F10> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2002.

See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2002

ASSETS:
Investments, at value (cost $11,970,332)                           $ 9,171,404
Interest receivable                                                        971
Other assets                                                             2,847
                                                                   -----------
     Total assets                                                    9,175,222
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                      584,162
Payable to Adviser                                                       7,282
Accrued expenses and other liabilities                                  80,874
                                                                   -----------
     Total liabilities                                                 672,318
                                                                   -----------

NET ASSETS                                                         $ 8,502,904
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Common stock, at par ($0.01), 500 million shares authorized        $    26,028
Additional paid-in capital                                          24,239,863
Cost of 37,736 shares held in treasury                                (345,985)
Accumulated net investment loss                                        (67,236)
Accumulated net realized losses                                    (12,550,838)
Net unrealized depreciation on investments                          (2,798,928)
                                                                   -----------
     Net assets                                                    $ 8,502,904
                                                                   -----------
                                                                   -----------

Net assets, per share of Common Stock
  (based on 2,602,847 shares outstanding)                          $      3.27
                                                                   -----------
                                                                   -----------

Market value, per share of Common Stock                            $      3.00
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:
     Interest income                                               $    67,131
     Dividend income (net of foreign taxes withheld of $20)              3,274
                                                                   -----------
     Total investment income                                            70,405
                                                                   -----------

EXPENSES:
     Investment advisory fee                                            92,218
     Administration fee                                                 35,040
     Shareholder servicing and accounting costs                         54,020
     Custody fees                                                        8,290
     Registration                                                        5,165
     Professional fees                                                  36,135
     Reports to shareholders                                            14,310
     Directors' fees and expenses                                       25,040
     Other                                                              22,120
                                                                   -----------
     Total expenses                                                    292,338
                                                                   -----------
Net investment loss                                                   (221,933)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Realized gain (loss) on:
        Long transactions                                           (1,624,953)
        Options expired or closed                                      172,850
     Change in unrealized appreciation on investments:               1,023,187
                                                                   -----------
     Net realized and unrealized loss on investments                  (428,916)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (650,849)
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED       YEAR ENDED
                                                MARCH 31, 2002   MARCH 31, 2001
                                                --------------   --------------
OPERATIONS:
Net investment loss                              $  (221,933)     $   (237,600)
Net realized gain (loss) on:
   Long transactions                              (1,624,953)      (16,364,886)
   Short transactions                                     --            17,351
   Options contracts expired or closed               172,850           371,520
Change in unrealized appreciation
  (depreciation) on:
   Investments                                     1,023,187       (11,178,370)
   Written options                                        --           (93,479)
                                                 -----------      ------------
Net decrease in net assets
  resulting from operations                         (650,849)      (27,485,464)
                                                 -----------      ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from dividends reinvested
  (shares issued 23,964 and 0, respectively)          81,842                --
Cost of treasury shares repurchased
  (0 and 61,700 shares, respectively)                     --          (563,983)
                                                 -----------      ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                     81,842          (563,983)
                                                 -----------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                                  (663,137)       (1,320,293)
                                                 -----------      ------------
Total distributions                                 (663,137)       (1,320,293)
                                                 -----------      ------------

TOTAL DECREASE IN NET ASSETS                      (1,232,144)      (29,369,740)
                                                 -----------      ------------
NET ASSETS
   Beginning of year                               9,735,048        39,104,788
                                                 -----------      ------------
   End of year (including accumulated
     net investment loss of $67,236
     and $146,765, respectively)                 $ 8,502,904      $  9,735,048
                                                 -----------      ------------
                                                 -----------      ------------

See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED          YEAR ENDED            PERIOD ENDED
                                                               MARCH 31, 2002      MARCH 31, 2001     MARCH 31, 2000(1)<F11>
                                                               --------------      --------------     ----------------------
Net asset value, beginning of period                               $ 3.77              $14.81                 $ 9.35
                                                                   ------              ------                 ------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                                 (0.08)              (0.09)                 (0.05)
Net realized and unrealized gain (loss) on investments              (0.16)             (10.45)(4)<F14>          5.51
                                                                   ------              ------                 ------
                                                                    (0.24)             (10.54)                  5.46
                                                                   ------              ------                 ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                                                  (0.26)              (0.50)                    --
                                                                   ------              ------                 ------

Net asset value, end of period                                     $ 3.27              $ 3.77                 $14.81
                                                                   ------              ------                 ------
                                                                   ------              ------                 ------

TOTAL RETURN
   Market value                                                   (2.06)%            (71.89)%                 24.38%(2)<F12>
   Net asset value                                                (6.65)%            (73.46)%                 58.40%(2)<F12>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                          $8,503              $9,735                $39,105
Ratio of expenses to average net assets                             3.17%               2.19%                  1.78%(3)<F13>
Ratio of net investment loss to average net assets                (2.41)%             (0.93)%                (0.94)%(3)<F13>
Portfolio turnover rate                                            89.31%             550.56%                168.62%

(1)<F11>   From commencement of operations on October 29, 1999.
(2)<F12>   Not annualized
(3)<F13>   Annualized
(4)<F14> Includes $0.06 of gains resulting from the buy back of treasury shares at a discount from the net asset value.

See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

LCM Internet Growth Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 24, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 29, 1999. The investment objective of the Fund is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the Fund's investment advisor believes will benefit from growth of the Internet. Current dividend income is not an investment consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities. The following is a summary of significant accounting policies followed by the Fund.

a) Investment Valuation - Common stocks and securities sold short that are listed on a security exchange or quoted on NASDAQ are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. If such securities were not traded on the valuation date, they are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Investments in open-end mutual funds are valued at the net asset value on the day the valuation is made. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At March 31, 2002, such securities represent 0.04% of the Fund's net assets.

b) Written Option Accounting - The Fund may write (sell) call options for trading purposes and write put options for hedging purposes. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold) and the Fund realizes a gain or loss from the sale of the security. All written options must be fully collateralized. The Fund maintains, as appropriate, cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of the purchase obligation of put options or the market value of the instrument underlying the contract for call options. See Note 3 for options written by the Fund for the fiscal year ended March 31, 2002.

c) Purchased Option Accounting - Put and call option contracts may be held by the Fund for trading and hedging purposes. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

d) Short Sales - The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the short sale proceeds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require the Fund to purchase the securities at prices which may differ from the market value reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of these assets must be adjusted daily to reflect changes in the value of the securities sold short. At March 31, 2002, the Fund did not hold any short positions.

e) Foreign Securities - The Fund may invest up to 5% of its net assets in foreign securities. Investing in securities of foreign companies and foreign governments involves certain risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

At October 31, 2001, the tax year end of the Fund, the Fund had a capital loss carryforward of approximately $10,509,510 which expires in 2009 available to offset future gains if any.

On July 24, 2001, a distribution of $.257 per share was declared. The dividend was paid on August 9, 2001, to shareholders of record on July 26, 2001.

The tax character of distributions paid were as follows:

                                   Year Ended          Year Ended
                                 March 31, 2002      March 31, 2001
                                 --------------      --------------
     Distributions paid from:
        Ordinary income             $663,137           $1,320,293
                                    --------           ----------
                                    $663,137           $1,320,293
                                    --------           ----------
                                    --------           ----------

As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

     Accumulated net investment loss       $         --
     Capital loss carryforward              (10,509,510)
     Unrealized appreciation                 (4,907,492)
                                           ------------
                                           $(15,417,002)
                                           ------------
                                           ------------

g) Investment Income and Investment Transactions - Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income (or expense on securities sold short) is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

h) Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

i) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments, options and short positions) aggregated $5,529,427 and $6,253,207, respectively, for the year ended March 31, 2002.

At March 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

      Appreciation                               $   395,328
      Depreciation                                (4,921,465)
                                                 -----------
      Net depreciation on investments            $(4,526,137)
                                                 -----------
                                                 -----------

At March 31, 2002, the cost of investments for federal income tax purposes was $13,697,541. Differences between the Fund's cost basis of investments at March 31, 2002, for book and tax purposes relates primarily to deferral of losses related to wash sales.

3.  OPTION CONTRACTS WRITTEN

The premium amount and the number of option contracts written during the year ended March 31, 2002, were as follows:

                                    Premium Amount   Number of Option Contracts
                                    --------------   --------------------------
   Options outstanding,
     beginning of year                 $    --                    --
   Options written                       7,490                    70
   Options closed                           --                    --
   Options exercised                    (7,490)                  (70)
   Options expired                          --                    --
                                       -------                   ---
   Options outstanding,
     end of year                       $    --                    --
                                       -------                   ---
                                       -------                   ---

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an investment advisory agreement with LCM Capital Management, Inc. ("LCMCM"). Pursuant to this agreement, LCMCM is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1% as applied to the Fund's daily net assets. LCMCM may from time to time voluntarily waive all or a portion of its management fee and/or all or a portion of operating expenses in order to ensure that total annual operating expenses do not exceed 2.50% of average daily net assets, though currently, LCMCM has decided not to waive the aforementioned expenses. U.S. Bancorp Fund Services, LLC serves as administrator and accounting services agent for the Fund, and U.S. Bank, N.A. serves as transfer agent, dividend paying agent, registrar and custodian.

5.  STOCK REPURCHASE PROGRAM

The Fund may repurchase its shares at such time as the Fund's shares are trading at a greater than 10% discount to the Fund's net asset value. During the year ended March 31, 2002, the Fund did not repurchase any shares of capital stock on the open market. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws. The shares purchased are held in treasury or were issued for dividends reinvested.

6.  CAPITAL STOCK

Transactions in shares of common stock were as follows:

                                                Year Ended         Year Ended
                                              March 31, 2002     March 31, 2001
                                              --------------     --------------
   Shares outstanding, beginning of year         2,578,883         2,640,583
   Shares reissued                                  23,964                --
   Shares repurchased                                   --           (61,700)
                                                 ---------         ---------
   Shares outstanding, end of year               2,602,847         2,578,883
                                                 ---------         ---------
                                                 ---------         ---------

7.  DISTRIBUTION REINVESTMENT PLAN

Under the Fund's Distribution Reinvestment Plan (the "Plan"), shareholders may elect to receive distributions in cash paid by check, and shareholders not making such election will have all such amounts automatically reinvested in whole or fractional shares of the Fund's common stock. U.S. Bank, N.A. acts as the agent for the participants in the Plan (the "Plan Agent").

If the directors of the Fund declare a distribution, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares determined as follows (The Fund's shares trade on the American Stock Exchange under the symbol "FND"):

o Whenever the market price per share of FND on the valuation date is equal to or exceeds the NAV per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if NAV is less than 95% of the market price of the Fund's shares on the valuation date, then such shares will be issued to participants at 95% of the market price.

o If NAV exceeds the market price of the Fund's shares on the valuation date, the Plan Agent will purchase shares of FND on the open market for the accounts of the participants in the Plan. Such purchases will be made on or shortly after the payable date. If, before such open market purchases can be completed, the market price of FND shares exceeds NAV, the open market purchases will cease and the Fund will issue the remaining shares at a price equal to the higher of NAV or 95% of the then market price of the Fund's shares.

Note: The valuation date is the distribution payment date, and if that date is not an AMEX trading day, then the next trading day.

The Plan Agent maintains all shareholder accounts for the Plan participants and furnishes written confirmations of all transactions in such accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant.

There is no charge to participants for reinvesting distributions. The Plan Agent's fees for handling the reinvestment of distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund upon declaration of a distribution as described above. However, each participant will pay a pro-rata share of brokerage commissions in with respect to the above-referenced open market purchases in connection with the reinvestment of distributions. Shares of FND are purchased in blocks for all participants, then distributed by the Plan Agent, thereby reducing overall brokerage commissions. The Plan Agent may use its affiliates and/or affiliates of LCM Capital Management, Inc. for trading activity relative to the Plan. Any such affiliate would receive a commission for such trading transactions.

If a shareholder desires to discontinue participation in the Plan, the shareholder will receive a certificate for the appropriate number of full shares in the account, along with a check in payment for any fractional shares. To discontinue participation in the Plan, call Will Thimes at (312) 705-3024. Distributions are taxable, whether received in cash or in shares.

The Fund reserves the right to amend or terminate the Plan, provided that participants are given written notice at least 30 days prior to the effective date thereof. For more information about the Plan, please call U.S. Bank, N.A. at (877) 526-7528.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

THE SHAREHOLDERS AND BOARD OF DIRECTORS
LCM INTERNET GROWTH FUND, INC.

We have audited the accompanying statement of assets and liabilities of the LCM Internet Growth Fund, Inc. (the "Fund"), including the schedule of investments as of March 31, 2002, and the related statement of operations, statement of changes in net assets and the financial highlights for the year in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the year ended March 31, 2001 were audited by other auditors whose report dated May 14, 2001 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of LCM Internet Growth Fund, Inc. as of March 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 17, 2002

                        TOP TWENTY-FIVE EQUITY POSITIONS

    RANK        RANK                                              PERCENTAGE OF
 03/31/2002  12/31/2001   SECURITY                        VALUE     NET ASSETS
 ----------  ----------   --------                        -----     ----------
     1            7       Intersil Holding Corp.        $292,005      3.43%
     2            8       Yahoo! Inc.                    258,580      3.04%
     3            -       Microsoft Corporation          241,240      2.84%
     4           13       Texas Instruments              231,700      2.72%
     5            9       Oracle Corporation             228,403      2.69%
     6           16       Digitas Inc.                   224,680      2.64%
     7            -       AOL Time Warner Inc.           215,215      2.53%
     8           11       Manugistics Group, Inc.        214,800      2.53%
     9           10       Cirrus Logic, Inc.             194,361      2.29%
     10          20       SanDisk Corporation            182,280      2.14%
     11          17       eBay, Inc.                     181,248      2.13%
     12           -       Liberty Media
                            Corporation Class A          165,584      1.95%
     13           3       Emulex Corporation             164,650      1.94%
     14          15       CheckFree Corp.                153,300      1.80%
     15           -       NASDAQ 100 Index               151,700      1.78%
     16          14       GlobeSpan, Inc.                149,200      1.75%
     17           4       Tibco Software, Inc.           147,000      1.73%
     18           5       Cree, Inc.                     136,300      1.60%
     19           6       Siebel Systems, Inc.           130,440      1.53%
     20           1       Advanced Digital Info. Corp    130,100      1.53%
     21           2       McDATA Corporation             121,000      1.42%
     22          18       Finisar Corporation            115,500      1.36%
     23          21       PeopleSoft, Inc.               109,590      1.29%
     24           -       Micromuse Inc.                 107,748      1.27%
     25           -       Rational Software Corporation  102,895      1.21%

                            FUND POSITION BREAKDOWN
                                 MARCH 31, 2002

                    Computer and Electronics              6%
                    E-Commerce                            8%
                    Fiber Optics                          2%
                    Internet Content                      9%
                    Networking Products                   4%
                    Network Security                      0%
                    Semiconductors                       13%
                    Software                             21%
                    Telecommunications Equipment          3%
                    Telecommunications Services           3%
                    Wireless Equipment                    0%
                    Warrants & Options                    3%
                    Cash & Equivalents                   28%

                      SUPPLEMENTAL INFORMATION (UNAUDITED)

Information pertaining to the Directors' and Officers' of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (877) 526-7528.

NAME                                           NO. OF
AGE                                           FUNDS IN
ADDRESS                    TERM OF OFFICE     COMPLEX        PRINCIPAL OCCUPATION(S)                     OTHER TRUSTEESHIPS /
POSITION WITH TRUST        AND TENURE         OVERSEEN       DURING THE PAST 5 YEARS                     DIRECTORSHIPS BY TRUSTEE
-------------------        --------------     --------       -----------------------                     ------------------------
Michael R. Grady, Jr.      President,            1           President of LaSalle St. Capital            Director, LCM
39                         Treasurer                         Markets, Inc., an investment                Capital
223 W. Lake St.            and Director                      banking, research and consulting            Management, Inc.,
Chicago, IL 60606          Since 1999                        firm since 1997.  President of              LaSalle St. Capital
                                                             LCM Capital Management, Inc.,               Markets, Inc.
President, Treasurer                                         a registered investment adviser
and Director                                                 since 1998.  Registered
                                                             Representative of LaSalle St.
                                                             Securities, LLC, a registered
                                                             broker-dealer, since 1996.

Barry J. Glasgow           Vice President,       1           Portfolio Manager for the Fund              Director, LCM
52                         Secretary and                     and its investment adviser, LCM             Capital
223 W. Lake St.            Director                          Capital Management, since 1999.             Management, Inc.
Chicago, IL 60606          Since 1999                        Research Analyst for LaSalle St.
                                                             Capital Markets, Inc. from
Vice President,                                              1998-1999.  Registered
Secretary and Director                                       Representative of LaSalle St.
                                                             Securities, LLC, a registered
                                                             broker-dealer, since 1998.

Lawrence E. Harb           Director              1           President of IT Risk Managers,              None
48                         Since 1999                        an internet insurance consulting
P.O. Box 504                                                 firm, since 2000.  Managing
Okemos, MI 48805                                             Director of Sales and Marketing
                                                             for J.S Wurlitzer Underwriting
Director                                                     Managers, LLC, an underwriter
                                                             of internet and e-commerce
                                                             insurance from 1999-2000.  Before
                                                             1999, worked with several affiliates
                                                             of Aon Corp., a holding company
                                                             that owns mutual fund, investment
                                                             advisory and brokerage businesses.

George D. Kraft            Director              1           Professor at the Illinois Institute         None
64                         Since 1999                        of Technology's Stuart Graduate
565 W. Adams St.                                             School of Business since 1994.
Chicago, IL 60631

Director

Michael Radnor             Director              1           Professor at the Kellogg School             None
69                         Since 1999                        of Management at Northwestern
2001 Sheridan Road                                           University since 1964.
Evanston, IL 60208

Director

                           FREQUENTLY ASKED QUESTIONS

HOW CAN I INVEST IN LCM INTERNET GROWTH FUND?

Unlike open-end mutual funds, the Fund is a closed-end management investment company, which means that its shares of common stock are bought and sold in the same manner as other publicly held companies. The Fund's shares trade on the American Stock Exchange under the symbol "FND". Shares of FND may be bought or sold through any registered investment securities dealer, including online trading firms.

HOW ARE CLOSED-END FUNDS DIFFERENT FROM OPEN-END FUNDS?

Both types of investment companies are authorized by the Investment Company Act of 1940, but there are important differences between the two. Open-end funds continually issue and redeem their own securities at net asset value, whereas closed-end funds offer their securities through an initial public offering and the shares are thereafter traded on an exchange at a price determined by market conditions, and which does not necessarily correlate with the fund's net asset value. Open-end funds are subject to unpredictable capital inflows and outflows, but can grow at a rapid rate by adding additional investors and/or investment capital. Closed-end funds managers have greater certainty as to the assets under management, but growth for a closed-end fund generally comes almost entirely from the appreciation of its assets. For more information about closed-end funds, including articles by industry analysts, see www.cefa.com/research.

HOW CAN I FIND INFORMATION ABOUT THE FUND'S STOCK PRICE, NET ASSET VALUE AND TRADING ACTIVITY?

The Fund's closing stock price and net asset value are typically posted on the Fund's website, www.lcmfunds.com on a daily basis. Trading information for FND can be obtained from any source that lists information for stocks listed on AMEX, such as major newspapers and online quotation websites.

ARE STOCK CERTIFICATES AVAILABLE?

Yes. While most shareholders hold their shares in "street name", all record shareholders are entitled to receive a certificate evidencing their shares if so desired. To request a stock certificate, or to replace a lost, damaged or stolen certificate, please write to:

     Investor Services
     1555 North Riverside Drive, Suite 301
     Milwaukee, Wisconsin  53212

DOES THE FUND PAY REGULAR DIVIDENDS?

As of March 31, 2002 the Board of Directors of the Fund has not approved payment of a regular dividend to shareholders. Should the Board declare a regular dividend or a special distribution, the Fund will notify shareholders through a press release. Visit www.lcmfunds.com regularly to keep up with announcements by the Fund.

                               BOARD OF DIRECTORS

MICHAEL R. GRADY, Jr.                 BARRY J. GLASGOW
President                             Chief Investment Officer
LCM Capital Management, Inc.          LCM Capital Management, Inc.
Chicago, Illinois                     Chicago, Illinois

LAWRENCE E. HARB                      GEORGE D. KRAFT, Ph.D.
President                             Professor
IT Risk Managers, Inc.                I.I.T. Stuart Graduate School of Business
Chicago, Illinois                     Chicago, Illinois

MICHAEL RADNOR, Ph.D.
Professor
Kellogg School of Management
Northwestern University
Evanston, Illinois

                               EXECUTIVE OFFICERS

MICHAEL R. GRADY, Jr.                 BARRY J. GLASGOW
President and Treasurer               Vice President and Secretary

                               INVESTMENT ADVISOR

                          LCM CAPITAL MANAGEMENT, INC.
                               223 W. Lake Street
                            Chicago, Illinois 60606
                                  312-705-3028

                    CUSTODIAN, TRANSFER AGENT AND REGISTRAR

                                U.S. BANK, N.A.
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202